SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)


Filed by Registrant                                    (X)
Filed by a Party other than the Registrant             ( )

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission only as permitted by
    Rule 14c-6(e)(2)
[ ] Definitive Information Statement


                           MET INVESTORS SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                           MET INVESTORS SERIES TRUST

                       BlackRock Large-Cap Core Portfolio
              (formerly known as Mercury Large-Cap Core Portfolio)

                            5 Park Plaza, Suite 1900
                            Irvine, California 92614

                              INFORMATION STATEMENT

     The primary purpose of this Information Statement is to provide you with information about a change of the investment adviser ("Adviser") to the BlackRock Large-Cap Core Portfolio (known as the Mercury Large-Cap Core Portfolio prior to October 1, 2006) (the "Portfolio"), a series of Met Investors Series Trust (the "Trust"). Effective October 1, 2006, BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) ("BlackRock") replaced Merrill Lynch Investment Managers, L.P. ("Merrill Lynch") as the Adviser to the Portfolio. This Information Statement is being mailed on or about December 19, 2006. BlackRock replaced Merrill Lynch as a result of the combination of the investment management businesses of these two entities. The information in this document should be considered to be an Information Statement for purposes of
Schedule 14C under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Trust's most recent annual and semi-annual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-848-3854.

     Met Investors Advisory, LLC (the "Manager") serves as investment manager to the Trust pursuant to a management agreement dated December 8, 2000, as amended from time to time, between the Trust and the Manager (the "Management Agreement"). MetLife Investors Distribution Company (the "Distributor"), an affiliate of the Manager, serves as the distributor to the Trust. The Manager and the Distributor are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company is the administrator of the Trust and is located at 2 Avenue De Lafayette, Boston, Massachusetts 02111.

     Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. The Securities and Exchange Commission has granted exemptive relief to the Trust and the Manager which generally permits the Manager, subject to certain conditions including approval of the Board of Trustees, to (i) select an Adviser for the Portfolio; (ii) enter into and materially modify existing advisory agreements between the Manager and the Adviser; and (iii) terminate and/or hire unaffiliated sub-advisors without obtaining approval of the Portfolio's shareholders. One of the conditions of the exemptive relief is that within 90 days after entering into a new or amended advisory agreement without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

     THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   Introduction

     Prior to October 1, 2006, Merrill Lynch was Adviser to the Portfolio pursuant to an Investment Advisory Agreement, dated May 1, 2006, by and between the Manager and Merrill Lynch (the "Previous Advisory Agreement").

     On September 29, 2006, Merrill Lynch & Co., Inc. ("ML & Co.") and BlackRock, Inc. consummated a transaction in which the ML & Co.'s investment management business, including the Adviser, was combined with that of BlackRock, Inc. (the "Transaction"). As part of the Transaction, the Previous Advisory Agreement was assigned to BlackRock. Under the 1940 Act, the assignment is deemed to result in the automatic termination of the Previous Advisory Agreement. The Portfolio continues to be managed by the same portfolio management team that managed the Portfolio prior to the Transaction.

     At a meeting of the Board of Trustees of the Trust held on August 10, 2006, the Trustees (including the Trustees who are not "interested persons" of the Trust, the Manager, the Adviser or the Distributor (as that term is defined in the 1940 Act)("Disinterested Trustees")) approved a new investment advisory agreement between the Manager and BlackRock, with respect to the Portfolio, which took effect as of October 1, 2006 (the "New Advisory Agreement"). As a result of the Transaction, the Previous Advisory Agreement was automatically terminated and, as of October 1, 2006, Merrill Lynch no longer served as Adviser to the Portfolio. As discussed below, the New Advisory Agreement is the same in all material respects to the Previous Advisory Agreement, except for the effective date and term of the Agreement. As with the Previous Advisory Agreement, the Portfolio does not pay the advisory fee under the New Advisory
Agreement. The Management Agreement between the Trust and the Manager relating to the Portfolio remains in effect and the fees payable to the Manager by the Portfolio under the Management Agreement will not change.

     THERE IS NO CHANGE IN THE MANAGEMENT FEES PAID BY THE PORTFOLIO AS A RESULT OF THE NEW ADVISORY AGREEMENT.

     As a result of the approval of the New Advisory Agreement, effective October 1, 2006, BlackRock replaced Merrill Lynch as the Adviser to the
Portfolio and the name of the Portfolio changed to "BlackRock Large-Cap Core Portfolio." All references to the Mercury Large-Cap Core Portfolio in the Trust's Prospectus and Statement of Additional Information changed as of that date to the "BlackRock Large-Cap Core Portfolio." In addition, all references to Merrill Lynch were replaced with BlackRock.

II.  The Previous and New Advisory Agreements

     The Previous Advisory Agreement

     The Previous Advisory Agreement provided that it would remain in effect for an initial two-year term and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approved its continuance at least annually. The Previous Advisory Agreement could be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Disinterested Trustees, by the Manager, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days' prior written notice to the Adviser or by the Adviser upon ninety days' prior written notice to the Manager, or upon shorter notice as mutually agreed upon. The Previous Advisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust was assigned or terminated for any other reason.

     The Previous Advisory Agreement also generally provided that, absent willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Advisory Agreement.

     Under the Previous Advisory Agreement, the Manager paid an advisory fee to Merrill Lynch, based on the average daily net assets of the Portfolio, consisting of a monthly fee paid computed at the annual rate of 0.35% of the first $250 million of such assets, plus 0.325% of such assets over $250 million up to $500 million, plus 0.300% of such assets over $500 million up to $1 billion, plus 0.275% of such assets over $1 billion up to $2 billion, plus 0.225% of such assets over $2 billion. For the fiscal year ended December 31, 2005, an affiliate of the Manager paid Merrill Lynch $442,811 in aggregate advisory fees with respect to the predecessor fund of the Portfolio. The predecessor fund was merged into the Portfolio on May 1, 2006.

     The Previous Advisory Agreement was approved by the Board of Trustees, including by a separate vote of the Disinterested Trustees at a meeting held on February 16, 2006 and by the Portfolio's initial shareholder on April 28, 2006.

     The New Advisory Agreement

     The terms of the New Advisory Agreement are the same in all material respects as those of the Previous Advisory Agreement, except for the Adviser and the effective date and term. The New Advisory Agreement provides that it will remain in effect until December 31, 2007 and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approves its continuance at least annually. The Previous Advisory Agreement's initial term was for a period of two years from its effective date. Like the Previous Advisory Agreement, the New Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Disinterested Trustees, by the Manager, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days' prior written notice to the Adviser or by the Adviser upon ninety days' prior written notice to the Manager, or upon shorter notice as mutually agreed upon. The New Advisory Agreement also terminates automatically in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust is assigned or terminated for any other reason.

     The New Advisory Agreement also generally provides that, absent willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser will not be liable for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement.

     Advisory Fee

     Under the New Advisory Agreement, the Manager pays an advisory fee to BlackRock that is identical to the advisory fee the Manager paid to Merrill Lynch under the Previous Advisory Agreement.

     As with the Previous Advisory Agreement, the Portfolio does not pay the advisory fee under the New Advisory Agreement. The Management Agreement between the Trust and the Manager relating to the Portfolio remains in effect and the fees payable to the Manager by the Portfolio under the Management Agreement have not changed.

     Effective Date

     The New Advisory Agreement was approved by the Board of Trustees, including by a separate vote, the Disinterested Trustees, on August 10, 2006, and its effective date was as of October 1, 2006.

III. Board Considerations

     At a meeting of the Board of Trustees held on August 10, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved an investment advisory agreement with respect to the Portfolio between the Manager and BlackRock (previously defined as the "New Advisory Agreement").

     The Board of Trustees approved the New Advisory Agreement between the Manager and BlackRock based on a number of factors relating to BlackRock's ability to perform under the New Advisory Agreement. These factors included:
BlackRock's management style and long-term performance record with comparable funds; BlackRock's current level of staffing and its overall resources; BlackRock's financial condition; and BlackRock's compliance systems and any disciplinary history. Additionally, the Board considered the fact that the portfolio managers would not change as a result of the approval of the New Investment Agreement with BlackRock. The Board also noted that the investment management businesses of BlackRock and Merrill Lynch were expected to be combined in the near future. The Disinterested Trustees were advised by independent legal counsel throughout the process.

     The Board gave substantial consideration to the fees payable under the New Advisory Agreement. In this connection, the Board evaluated BlackRock's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to BlackRock in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by BlackRock, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

     The Board also noted that BlackRock, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While BlackRock selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that BlackRock is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to BlackRock and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

     In approving the New Advisory Agreement, the Board especially reviewed BlackRock's management style and long-term performance record with comparable funds. As of June 30, 2005, the Mercury Large-Cap Core Portfolio (Class A Shares) had outperformed the Lipper Large Cap Core Universe over the one- three- and five-year periods and the Russell 1000 Index over the one- and three-year periods.

     In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the New Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the New Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the New Advisory Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

     In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and BlackRock was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of BlackRock with the Portfolio and comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the New Advisory Agreement was in the best interests of the Portfolio.

IV.  The Adviser

     BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809, serves as the Adviser of the Portfolio. The Adviser is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. The Adviser provides day-to-day management of the Portfolio's investments and assists in the overall management of the Portfolio's affairs. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.07 trillion as of September 30, 2006. Its clients include registered investment companies, some of whose accounts have investment policies similar to those of the Portfolio.

     The  following   individuals  are  jointly  responsible  for  managing  the
Portfolio under the New Advisory Agreement:


Bob Doll
Senior Portfolio Manager, Vice Chairman, Director and Global CIO for Equities of BlackRock Bob Doll is a senior portfolio manager of BlackRock, which he joined in 2006 and heads the Large Cap Series Team. Prior to joining BlackRock, he was President, CIO and a portfolio manager with Merrill Lynch from 1999 to 2006.

Tasos  Bouloutas
Vice President,  Senior Risk & Quantitative Analyst
Tasos Bouloutas is a Senior Risk and Quantitative Analyst of BlackRock, which he joined in 2006. Prior to joining BlackRock, he served in the same capacities with Merrill Lynch from 2000 to 2006.

Dan Hanson
Vice President, Securities Analyst
Dan Hanson is a Securities Analyst of BlackRock, which he joined in 2006.
Prior to joining BlackRock, he served in the same capacities with Merrill Lynch from 2003 to 2006.

Gregory Brunk
Director, Equity Portfolio Strategist
Gregory Brunk is a director of BlackRock. He is a senior member of BlackRock's Product Management Group and Senior Strategist for BlackRock's U.S. Growth and Blend Equity Portfolios. He joined Black Rock in 2006. Prior to joining
BlackRock, he served in the same capacities with Merrill Lynch from 2002 to 2006.

BlackRock's Chief Executive Officer and director are as follows:

The address for the Chief Executive Officer and director is BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809.



-------------------------------- -------------------------------------------------------------------------------
             Name                            Position Held with Adviser and Principal Occupations
-------------------------------- -------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------
  Laurence D. Fink               Chairman and Chief Executive Officer of BlackRock;
                                 Chairman, Chief Executive Officer and Director of BlackRock, Inc., BlackRock
                                    Capital Management, Inc., BlackRock Financial Management, Inc., BlackRock
                                    Funding International, Ltd., BlackRock International, Ltd., BlackRock
                                    Investments, Inc., SSRM Holdings, Inc.;
                                 Chairman and Chief Executive Officer of BlackRock Advisors Holdings, Inc.,
                                    BlackRock Advisors Singapore Pte., Ltd., BlackRock Funding, Inc.,
                                    BlackRock Institutional Management Corp., BlackRock International
                                    Holdings, Inc., BlackRock Investment Management, LLC, BlackRock Portfolio
                                    Holdings, Inc., BlackRock Portfolio Investments, LLC, BlackRock US Newco,
                                    Inc., and State Street Management & Research Company;
                                 Trustee of BlackRock Funds;
                                 Director of State Street Research Investment Services, Inc.

-------------------------------- -------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------
Ralph L. Schlosstein             President and Director of BlackRock;
                                  President and Director of BlackRock, Inc., BlackRock Advisors Holdings,
                                    Inc., BlackRock Capital Management, Inc., BlackRock Financial Management,
                                    Inc., BlackRock Funding, Inc., BlackRock Institutional Management Corp.,
                                    BlackRock International Holdings, Inc., BlackRock International, Ltd,
                                    BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC,
                                    State Street Management & Research Company, and SSRM Holdings, Inc.;
                                 Director of Anthracite Capital, Inc., BlackRock Investments, Inc. and State
                                    Street Research Investment Services, Inc.;
                                 President of BlackRock Advisors, Singapore Pte., Ltd., BlackRock Investment
                                    Management, LLC, and BlackRock US Newco, Inc.;
                                 Chairman and Trustee of BlackRock Closed-End Funds;
                                 Chairman and Director of BlackRock Realty Advisors, Inc.;
                                 Chairman and President of BlackRock Liquidity Funds.

-------------------------------- -------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------
Steven Buller                    Chief Financial Officer and Managing Director of BlackRock;
                                 Chief Financial Officer and Managing Director of BlackRock, Inc., BlackRock
                                    Advisors Holdings, Inc., BlackRock Capital Management, Inc., BlackRock
                                    Financial Management, Inc., BlackRock Funding, Inc., BlackRock
                                    Institutional Management Corp., BlackRock International Holdings, Inc.,
                                    BlackRock International, Ltd, BlackRock Investment Management, LLC,
                                    BlackRock Portfolio Holdings, Inc., BlackRock Portfolio Investments, LLC,
                                    BlackRock US Newco, Inc., State Street Research and Management Company,
                                    and SSRM Holdings, Inc.;
                                 Director of BlackRock Finco UK, Ltd.
-------------------------------- -------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------
Robert P. Connolly               General Counsel, Managing Director and Secretary of BlackRock;
                                 General Counsel, Managing Director and Secretary of BlackRock, Inc.,
                                    BlackRock Advisors Holdings, Inc., BlackRock Capital Management, Inc.,
                                    BlackRock Financial Management, Inc., BlackRock Funding, Inc., BlackRock
                                    Institutional Management Corp., BlackRock International Holdings, Inc.,
                                    BlackRock International, Ltd, BlackRock Investments, Inc., BlackRock
                                    Investment Management, LLC, BlackRock Portfolio Holdings, Inc., BlackRock
                                    Portfolio Investments, LLC, BlackRock US Newco, Inc., State Street
                                    Research and Management Company, and SSRM Holdings, Inc.
-------------------------------- -------------------------------------------------------------------------------


     BlackRock acts as investment adviser to the following other mutual fund that has similar investment objectives to that of the Portfolio.


------------------------------------- -------------------------------------------- -----------------------------------
                                      Annual Advisory Fee Rate                     Approximate Net Assets as of
                                      (as a % of average daily net assets)         September 30, 2006
Fund                                                                               ($ millions)
------------------------------------- -------------------------------------------- -----------------------------------
------------------------------------- -------------------------------------------- -----------------------------------
BlackRock Large Cap Core              Not exceeding $1 billion:  0.50%             $3.7 billion*
     Fund                             In excess of $1 billion but not
                                           exceeding $5 billion:  0.45%
                                      In excess of $5 billion:  0.40%

------------------------------------- -------------------------------------------- -----------------------------------
------------------------------------- -------------------------------------------- -----------------------------------
BlackRock Large Cap Core              Not exceeding                                $508 million
     Value V.I. Fund                       $250 million:  0.500%
                                      In excess of $250 million but not
                                           exceeding $300 million:  0.450%
                                      In excess of $300 million but not
                                           exceeding $400 million:  0.425%
                                      In excess of $400 million:  0.400%

------------------------------------- -------------------------------------------- -----------------------------------


*Reflects net assets of Master Large Cap Core Portfolio for which BlackRock Large Cap Core serves as a feeder fund.

     Pursuant to the Expense Limitation Agreement, until April 30, 2007, the Portfolio's total operating expenses, exclusive of commissions and Rule 12b-1 fees, are limited to 1.00% of the Portfolio's average daily net assets. Under the Expense Limitation Agreement, the Manager reimbursed the Portfolio $10,662.24 in expenses during the five month period ended September 30, 2006.

V.   Changes in Portfolio's Investment Style

     There were no changes in the Portfolio's investment objective or investment policies as a result of the Transaction and the approval of the New Advisory Agreement with BlackRock.

VI.  Portfolio Transactions

     Subject to the supervision and control of the Manager and the Trustees of the Trust, the Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in executing portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or its Adviser with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Portfolio may pay higher commission rates than the lowest available when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio's Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona-fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

     The Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolio. Whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on the Portfolio. In the opinion of the Adviser, however, the results of such procedures will, on the whole, over time be in the best interest of each of the accounts.

     The Adviser to the Portfolio may execute portfolio transactions through certain of its affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

     For the year ended December 31, 2005, the predecessor to the Portfolio paid $45,776 in brokerage commissions. No commissions were paid to any affiliated broker of the Manager or Merrill Lynch.

VII. Portfolio's Ownership Information

     The Portfolio had 12,202,177.987 total shares outstanding as of September 30, 2006.

     First MetLife Insurance Company, MetLife & Annuity Company of Connecticut, MetLife Insurance Company of Connecticut and MetLife Investors USA Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners, through their separate accounts, of all of the Portfolio's shares.

     As of September 30, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust's knowledge, no person, as of September 30, 2006, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio's shares.